EXHIBIT 4.21

NUMBER
AC 7557

COMMON STOCK

PAR VALUE
$.01

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE



COMMON STOCK

PAR VALUE
$.01

SHARES

CUSIP 039380 10 0
SEE REVERSE FOR CERTAIN DEFINITIONS

ARCH COAL, INC.

This certifies that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

CERTIFICATE OF STOCK

Arch Coal, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

President and Chief Executive Officer

Vice President-Law and Secretary

ARCH COAL, INC.
CORPORATE
SEAL
DELAWARE

American Bank Note Company

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, as it may from time to time be supplemented or amended (the "Rights Agreement"), by and between Arch Coal, Inc. (the "Company") and the Rights Agent (as defined in the Rights Agreement), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may expire or may be redeemed, exchanged or be evidenced by separate certificates and no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or their Affiliates or Associates (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

Arch Coal, Inc. will furnish without charge to any stockholder who so requests to the Secretary of the Company at its principal place of business a statement describing the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–............ Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

UNIF TRF MIN ACT–............ Custodian (until age ....)
(Cust)
.... under Uniform Transfers
(Minor)
to Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

AFFIXED MEDALLION SIGNATURE GUARANTEE IMPRINT BELOW

X ____________________
(SIGNATURE)

X ____________________
(SIGNATURE)

ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERICAL BANK & TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.